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THE PENN MUTUAL LIFE INSURANCE COMPANY                                                           APPLICATION FOR INDIVIDUAL VARIABLE
PHILADELPHIA, PA 19172                                                                                    AND FIXED DEFERRED ANNUITY
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1.  PRODUCT: Select One
    [ ] Olympia XT     [ ] Pennant Select  [ ] PennFreedom    [ ] Commander      [ ] Diversifier II *
    ($25,000 minimum)  ($5,000 minimum)    ($10,000 minimum)  ($25,000 minimum)  ($250 minimum)

* Diversifier II is available only for repetitive payment plans (SEP, SIMPLE IRA and Non-ERISA 403(b) Plans). Diversifier II is the
only Penn Mutual deferred annuity available for these repetitive payment plans.

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2.  MARKET TYPE:
       [ ] Non-Qualified    [ ] IRA    [ ] 403(b) Transfer
[ ] 1035 Exchange  [ ] CRT  [ ] Individual  [ ] Rollover  [ ] Transfer  [ ] Custodial
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Diversifier II Only, Repetitive Payment Plans           Plan Name:__________________________________________________________________
            [ ] SEP                                      [ ] SIMPLE IRA                               [ ] Non-ERISA 403(b)
[ ] Rollover  [ ] Transfer  [ ] Regular      [ ] Rollover  [ ] Transfer  [ ] Regular      [ ] Rollover  [ ] Transfer  [ ] Regular
    ________ Tax Yr. (if applicable)             ________ Tax Yr. (if applicable)             ________ Tax Yr. (if applicable)
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3A. DEATH BENEFIT RIDERS: (If no selection, Standard Death Benefit)
    [ ] Annual Step Up                                  [ ] Estate Enhancement Rider
    [ ] Rising Floor (not available w/ Olympia XT)      [ ] Other_______________________
        (Select either Step Up or Rising Floor above)
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3B. OPTIONAL RIDERS:
    [ ] 10% Cumulative Free Rider (Pennant Select Only)
    [ ] Other_______________________
        (Not Available after age 75 or with Diversifier II)
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4.  OWNER: If Joint, must be Spouses, list both as beneficiaries below if contract to continue to survivor.

Name                                                            Male    Female    Soc. Sec. or Tax ID #
                                                                [ ]      [ ]            --  --
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Permanent Address                                                                     Date of Birth
                                                                                           /  /
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City                                    State           Zip             Phone
                                                                        (   )
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5.  ANNUITY DATE:

    Select Date ______ / 01 / ______ If no date selected, Annuity Date will be the later of the 1st day of the Annuitant's 95th birthday (85th birthday for Diversifier II) or 10 years after the issue date.

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6.  ANNUITANT: If different than Owner, if a joint owner, indicate which is the annuitant.

Name                                                            Male    Female    Soc. Sec. or Tax ID #
                                                                [ ]      [ ]            --  --
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Permanent Address                                                   Date of Birth    Relationship to Owner
                                                                        /   /
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City                                    State           Zip             Phone
                                                                        (   )
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7.  BENEFICIARY: If more than one, indicate %
    Primary Beneficiary                        Date of Birth         Soc. Sec. or Tax ID #  Relation to Owner
                                                   /   /                     -- --                                            %
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    [ ] Primary or [ ] Contingent Check One    Date of Birth   Soc. Sec. or Tax ID #   Relation to Owner
                                                  /   /             -- --                                                     %
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    [ ] Primary or [ ] Contingent Check One    Date of Birth   Soc. Sec. or Tax ID #   Relation to Owner
                                                 /   /             -- --                                                      %
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8.  INITIAL PURCHASE PAYMENT: Estimate for exchanges, transfers or rollovers - $_________________
Purchase Payment $ ___________________________     Cost Basis if Non-Qualified $ ___________________
Complete Section 10A or 10B to establish payment allocation

Make check payable to: The Penn Mutual Life Insurance Company

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9.  DOLLAR COST AVERAGING SOURCE ACCOUNT (DCA): (Select One)
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     [ ] 12 Month DCA Account               [ ] 6 Month DCA Account          [ ] Limited Maturity Bond     [ ] Quality Bond
 (Not available w/Diversifier II or    (Not available w/Diversifier II or        mos to Allocate ____          mos to Allocate ____
            Commander)                           Commander)                       (12 to 60 mos)            (12 to 60 mos)

[ ] 1 Year Fixed Interest      [ ] Holding Account        [ ] Money Market        [ ] Other_____________
   (Commander Only)            (Diversifier II Only)       mos to Allocate ____
  mos to Allocate ____           mos to Allocate ____      (12 to 60 mos)
    (12 to 60 mos)              (12 to 60 mos)

$_____________ or _______% of initial premium to be allocated to the DCA source account selected above. If less than total payment is allocated to the DCA source account and you have not selected a Portfolio of Funds under 10B, allocate the remainder under 10A.
(see Payment).

o To direct the DCA payment allocation, list whole percentages in the DCA column in 10A below or select one Portfolio of Funds under
  10B.

o If you select either the Limited Maturity Bond, Quality Bond, or the Money Market Fund as your DCA Source Account, complete 10A to indicate how you want to direct the DCA payment allocation.

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10. ALLOCATION INFORMATION: Complete either 10A or 10B.

o For 10A, indicate whole percentages or dollar amounts for Payments, whole percentages only for DCA. If providing dollar amounts, the Payment allocation must equal total payment, less any DCA.

o For 10B, select one Portfolio (allocation percentages recommended by S&P). If DCA Source Account is the Limited Maturity, Quality
  Bond or Money Market Funds, complete 10A only.

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10A.    INVESTMENT OPTION             PAYMENTS*        DCA*                     INVESTMENT MANAGER
                                                  (Total 100%)
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Growth Equity                           %/$             %               Independence Capital Management, Inc.
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VIP Growth                              %/$             %               Fidelity Management and Research Co.
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Mid Cap Growth                          %/$             %               Turner Investment Partners, Inc.
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Emerging Growth                         %/$             %               RS Investment Management, Inc.
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Large Cap Value                         %/$             %               Putnam Investment Management, Inc.
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VIP Equity-Income                       %/$             %               Fidelity Management and Research Co.
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Mid Cap Value                           %/$             %               Neuberger Berman Management Inc.
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Small Cap Value                         %/$             %               Royce & Associates, Inc.
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Index 500                               %/$             %               Wells Capital Management Incorporated
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International Equity                    %/$             %               Vontobel USA, Inc.
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Emerging Markets Equity (Int'l)         %/$             %               Morgan Stanely Dean Witter
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Quality Bond                            %/$             %               Independence Capital Management, Inc.
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High Yield Bond                         %/$             %               T. Rowe Price Associates, Inc.
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Limited Maturity Bond                   %/$             %               Independence Capital Management, Inc.
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Flexibly Managed                        %/$             %               T. Rowe Price Associates, Inc.
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AMT Balanced                            %/$             %               Neuberger Berman Management Inc.
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VIP II Asset Manager                    %/$             %               Fidelity Management and Research Co.
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Money Market Account                    %/$             %               Independence Capital Management, Inc.
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1 Year Fixed Interest                   %/$             N/A             The Penn Mutual Life Insurance Co.
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3 Year Fixed Interest                   %/$             N/A             The Penn Mutual Life Insurance Co.
(PennFreedom and Diversifier II Only)
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5 Year Fixed Interest                   %/$             N/A             The Penn Mutual Life Insurance Co.
(PennFreedom and Diversifier II Only)
($5,000 minimum)
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7 Year Fixed Interest                   %/$             N/A             The Penn Mutual Life Insurance Co.
(PennFreedom and Diversifier II Only)
($5,000 minimum)
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Fixed Holding (Diversifier II Only)     %/$             N/A             The Penn Mutual Life Insurance Co.
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                        TOTAL           %/$             %
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10B. STANDARD & POOR'S -- THE ASSET ALLOCATION DECISION ALLOCATION OF PAYMENTS AND DCA PAYMENTS *

[ ] Income Portfolio of Funds (Slight risk tolerance or medium time horizon)

[ ] Short-Term Growth Portfolio of Funds (Short-term time horizon; average risk tolerance)

[ ] Intermediate Growth Portfolio of Funds (Intermediate time horizon; average risk tolerance)

[ ] Long-Term Growth Portfolio of Funds (Long-term time horizon; above average risk tolerance)

[ ] Aggressive Long-Term Growth Portfolio of Funds (Long-term time horizon; high risk tolerance)

    Note: If you selected the Limited Maturity Bond, Quality Bond or Money Market Fund as your DCA source account, do not complete section 10B.
    Complete 10A with the payment allocation for money moving from the DCA account.

    * Future payments allocation unless directed otherwise is (1) DCA allocation or (2) if no DCA, payment allocation.
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11. ADDITIONAL INFORMATION:

  [ ] Yes  [ ] No   This Annuity is intended to replace or change existing life insurance or annuity contract(s). If Yes, list insurance company(ies) and policy number(s) in the Remarks section. Attach state specific replacement forms, if applicable.

  [ ] Yes  [ ] No   Do you have an annuity contract in force at the time of this Application?
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12. NOTICES:

FRAUD -- Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
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13. ACKNOWLEDGMENT:

    I hereby represent that my answers to the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:

    a) The contract value and annuity payments, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount;

    b) This annuity is a long term commitment to meet insurance needs and financial goals; I acknowledge receipt of the most recent prospectus of the product selected which contains all fees and charges associated with this investment;

    c) The annuity applied for is suitable for my investment objectives and my financial situation and needs;

    d) The owner agrees that any payment to this contract does not include any minimum required distributions; and

    e) For Telephone Transfers --

       1. The owner has the priviledge of Telephone Transfers;

       2. The registered representative has the priviledge of Telephone Transfers made pursuant to the owner's instruction unless owner checks this box. [ ]

       3. The owner hereby elects to have _____________________________________, Relationship _____________________________________
          SS#______________________ to have the priviledge of Telephone Transfers made pursuant to the owner's instruction, owner initial here________________.

       Note: Penn Mutual is not liable for following instructions communicated by telephone that it reasonably believes to be genuine.


    VALUES AND PAYMENTS UNDER THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY
    DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    Signed at: _____________________________________   _____________________________________   _____________________________________
               City                                    State                                   Date Signed

    ________________________________________________   ___________________________________________________________
    Signature of Contract Owner                        Signature of Annuitant (if different from Contract Owner)



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14. REGISTERED REPRESENTATIVE:
    Do you have any reason to believe the contract applied for is to replace existing insurance or annuities?
                                                                                                      [ ] Yes  [ ] No

    _____________________________________  ___________________________________________  ______________________________
    Signature of Required Representative   Printed Name of Registered Representative    State License Number
    (Resident agent if required by law)

    __________________________             ______________________     ______________________________
    Telephone Number                       Office Code (3 digit)      Representative Code (5 digit)

    _____________________________________________________________     ______________________________
    Office/Firm Name                                                  Broker/Dealer Name

    Commission Option Selected (Pennant Select, Olympia XT, PennFreedom Only) (Choose 1, 2 or 3) _______________ (Default is 1)
    Registered Representative   Office Code (3 digit)   Representative Code (5 digit)   Percent (%)   Servicing Agent (select one)
    -------------------------   ---------------------   -----------------------------   -----------   ----------------------------
    _________________________   _____________________   _____________________________   ___________                [ ]
    _________________________   _____________________   _____________________________   ___________                [ ]
                                                                                                                   [ ]

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15. SEND APPLICATION, CHECK & OTHER REQUIRED FORMS TO:
     The Penn Mutual Life Insurance Company, 600 Dresher Road - C2L, Horsham, PA 19044 1-800-873-6285
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16. REMARKS





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